EMPLOYEE BENEFIT PLANS AND POSTRETIREMENT BENEFITS	3 Months Ended
Mar. 31, 2021
Postemployment Benefits [Abstract]
EMPLOYEE BENEFIT PLANS AND POSTRETIREMENT BENEFITS	EMPLOYEE BENEFIT PLANS AND POSTRETIREMENT BENEFITS
The following table summarizes the components of net periodic benefit cost of CNH Industrial’s defined benefit pension plans and postretirement health and life insurance plans for the three months ended March 31, 2021 and 2020:

	Pension		Healthcare		Other
	Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,
	2021	2020	2021	2020	2021	2020
	(in millions)
Service cost	$5	$5	$1	$1	$5	$4
Interest cost	5	11	1	3	—	—
Expected return on assets	(16)	(20)	(2)	(2)	—	—
Amortization of:
Prior service credit	—	—	(32)	(33)	—	—
Actuarial loss	8	10	1	1	—	—
Net periodic benefit cost	$2	$6	$(31)	$(30)	$5	$4
On February 20, 2018, CNH Industrial announced that the United States Supreme Court ruled in its favor in Reese vs. CNH Industrial N.V. and CNH Industrial America LLC. The decision allowed CNH Industrial to terminate or modify various retiree healthcare benefits previously provided to certain UAW Union represented Company retirees. On April 16, 2018, CNH Industrial announced its determination to modify the benefits provided to the applicable retirees (“Benefit Modification”) to make them consistent with the benefits provided to current eligible CNH Industrial retirees who had been represented by the UAW. The Benefit Modification resulted in a reduction of the plan liability by $527 million. This amount will be amortized from Other Comprehensive Income ("OCI") to the income statement over approximately 4.5 years, which represents the average service period to attain eligibility conditions for active participants. For the three months ended March 31, 2021 and 2020, $30 million and $30 million of amortization (“Benefit Modification Amortization”) was recorded as a pre-tax gain in Other, net, respectively.